Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
Investor Presentation
March 23, 2010

Distribution
56%
Aerospace
44%
2009 Sales
Distribution
14%
Aerospace
86%
2009 Segment *
Operating Income
2009 Sales $1,146 Million
4,032 Employees
Aerospace
Industrial
Distribution
NASDAQ GS: KAMN
KAMAN CORPORATION
* Operating profit after depreciation and before interest and corporate charges.

AEROSPACE SEGMENT
2009 Sales $501 million

Commercial
Military
Business/Regional
28%
69%
3%
Note: Based on 2009 sales
AEROSPACE - Business Mix

Manufacture of cockpit
Blade erosion coating
Manufacture and assembly
of tail rotor pylon
Sub assembly and
joining of fuselage
Blade manufacture, repair
and overhaul
Driveline couplings
Bushings
Flight control bearings
Bearing products
AEROSPACE - Programs/Capabilities

Fixed trailing edge
Fuel tank access doors
Top covers
Bearing products
Nose landing gear
Rudder
Main landing gear
Flaps
Horizontal stabilizer
Doors
Engine/thrust reverser
Flight controls
AEROSPACE - Programs/Capabilities

AEROSPACE - Programs/Capabilities
Other:
 ▪ Joint Programmable Fuze
 ▪ Missile fuzes
 - Tomahawk
 - Harpoon
 - AMRAAM
 - Maverick
 ▪ Composite tooling design and
 manufacture

JSF
C-17
A-10
E-2D
Typhoon
UH-60
A400
CH-47
AEROSPACE - Principal Military Platforms
Boeing NewGen Tanker
MH-92

AEROSPACE - Commercial Significant Platforms
Airbus A320
Boeing 777
Airbus A330
Bell Helicopter
Boeing 787
Boeing 737
Airbus A350

AEROSPACE - Kaman Helicopters
Kaman SH-2G Naval Helicopters
 ▪ Support and Upgrades
 ▪ Currently in service with Egypt,
 New Zealand, Poland
 ▪ Remarketing eleven SH-2G(I)s,
 formerly Royal Australian Navy aircraft

Kaman K-MAX®
 ▪ K-MAX Commercial Helicopter
 Support
 ▪ Teamed with Lockheed Martin to
 develop an unmanned military version
 of the K-MAX
 ▪ Successfully demonstrated unmanned
 K-MAX to the U.S. Marine Corps in
 January 2010
AEROSPACE - Kaman Helicopters

Bloomfield, CT
700,000 sq ft
•Mechanical
•Composites
•Large Assembly
Wichita, KS
168,000 sq ft
•Composites
•Structural
 Bondments
•Composite
 Assemblies
Jacksonville, FL
220,000 sq ft
•Fabrication-
 ➢Machining
 ➢Sheet Metal Form
 ➢Extrusion
•Assembly
 ➢Major Subs
 ➢Final Structure
•Product Integration
Darwen, UK
208,000 sq ft
•Composites
•Metal Fabrication
•Tooling
•Assembly
AEROSPACE - Primary Facilities
•Helicopter assembly
 and test facilities
•Bearing manufacturing

Manchester, UK
63,000 sq ft
•Aerospace
manufacturing
facility
Orlando, FL
90,000 sq ft
•Bomb safe and
arming device
manufacturing
facility
80 acre test range
Middletown, CT
202,000 sq ft
•Manufacturing facility
 •Missile safe and
 arming devices
 •Bomb safe and
 arming devices
 •Ruggedized
 memory
 products
 •Measuring
 products
Dachsbach, Germany
30,000 sq ft
•Manufacturing facility
 •Spherical
 bearings
 •Ball bearings
 •Rod ends
 •Bushings
 •Specialty
 components
AEROSPACE - Primary Facilities

AEROSPACE - Market Environment/Opportunities
 ▪ Existing funded programs
 - C-17
 - JPF
 - BLACKHAWK
 ▪ Production ramp up
 - A-10 re-wing
 - Bell Helicopters
 - B787
 - JSF
 - A380
 ▪ Continuation of outsourcing trend - primes and super tier 1’s
 ▪ Unmanned K-MAX program
 ▪ Sale of SH-2G(I) helicopters
 ▪ Acquisitions providing complimentary capabilities and platforms

INDUSTRIAL DISTRIBUTION SEGMENT
2009 Sales $645 million

INDUSTRIAL DISTRIBUTION SEGMENT

 ▪ Third largest industrial distribution firm serving $13 billion of a $23 billion power transmission market.

 ▪ 185 branches and 5 distribution centers
 ▪ Major product categories:
 - Bearings
 - Mechanical and electrical power transmission
 - Motion control
 - Material handling
 - Fluid power
 ▪ Statistics
 - $371,000 sales per employee
 - 1,700 employees (approximately one third outside sales)
 - 3.25 million SKUs
 - 48,000 customers

INDUSTRIAL DISTRIBUTION SEGMENT

INDUSTRIAL DISTRIBUTION SEGMENT - Key Suppliers

INDUSTRIAL DISTRIBUTION - Market Environment
 ▪ Market recovery - positive ISM index points to improving market environment
 ▪ Sales per sales day were up 7% and 10% sequentially in January and
 February, respectively, as compared to the fourth quarter of 2009
 ▪ February was the first month of positive year over year sales growth since October 2008
 ▪ March sales continue to be encouraging

SALES PER DAY - $(000)

SALES PER DAY GROWTH RATE

INDUSTRIAL DISTRIBUTION - Opportunities
 ▪ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider
 slice of the market
 - Product line additions from vendors such as:
 •  ASCO/Numatics
 •  Sheffer Corporation
 •  GEM® Steam Trap
 •  Bison Gear
 - Launched ReliaMark brand of bearings,
  roller chains, oil seals, and shaft collars
 ▪ Expand our geographic footprint through acquisitions in major industrial markets to enhance our position in the competition for national and regional accounts

ACQUISITIONS
Business Overview
•Bearing & power transmission dist.
•Headquartered in Tulsa, OK
(October 31) 2007 2008 2009
Sales   $28 MM $30 MM $22 MM
•8 branches located in Oklahoma, Arkansas
and Texas; 70+ employees
Strategic Rationale
•Geographic penetration
•Adds volume in our core product lines
•Provides access to chemical and petro-
chemical industries and oil and gas
industries
Transaction Summary
•Expected to close early April
Strengths
•Product knowledge in our core bearing
and power transmission product lines
•Vendor authorizations with premier
brands
 ▪ Allied Bearing Supply, Co., Inc.

 ▪ Fawick De Mexico
Business Overview
•Mexico City based fluid power distributor
•Headquartered in same building complex
as Kaman’s Delamac business
 $ Pesos MM 2008 2009
Sales  $43 MM $50 MM
Exchange Rate: 13.4 Pesos / US $
•Sales coverage throughout most of Mexico
Strategic Rationale
•Adds fluid power to Delamac’s product
offering
•Adds higher margin product lines to
 improve overall profitability of Delamac
•Adds exclusive franchises for Mexico
•Ensures that a Delamac competitor does
 not occupy the premises
Transaction Summary
•Closed transaction 2/26/10
Strengths
•Knowledge in fluid power product
applications
•Sales force covers almost all of Mexico
ACQUISITIONS

INDUSTRIAL DISTRIBUTION SEGMENT

SUMMARY

OUTLOOK UPDATE
 Aerospace segment
 ▪ We continue to expect full year sales to be approximately flat in comparison to
 2009
 ▪ We continue to expect the full year operating margin to be up approximately 50 to
 150 basis points in comparison to 2009
 Industrial Distribution segment
 ▪ We continue to expect full year sales to be up 3% to 6% or better for the full year as compared to 2009
 ▪ We continue to expect operating margins to be up approximately 50 to 100 basis points as compared to 2009

Q1 2010 EXPECTATIONS
 Aerospace segment
 ▪ First quarter 2010 sales will be approximately $25 million lower than expected due to a supplier-provided component issue with the company’s Joint
 Programmable Fuze (JPF) program
 ▪ As previously communicated, Q1 sales of our aerospace bearing product lines will be lower on a year-over-year and sequential basis
 Overall
 ▪ As a result of a JPF supplied component failure during acceptance testing we expect Q1 diluted EPS to be between $0.05 and $0.10.

KAMAN CORPORATION - Summary
 ▪ High margin aerospace business led by specialty bearing product lines
 ▪ Industrial distribution business gaining market share in a fragmented market via national account growth, geographic and product line expansion
 ▪ Long-term organic growth opportunities in both segments
 ▪ Potential to accelerate growth and increase scale through acquisitions
 ▪ Initiatives to optimize profit, increase cash flow generation, strengthen competitive position
 ▪ Strong balance sheet to fund growth and strategic initiatives

APPENDIX
44%
2009 Sales $1,146 million

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2009	2008	2009	2008	2009	2008
Industrial Distribution	$645,535	$776,970	$12,612	$35,397	2.0%	4.6%
Aerospace	500,696	476,625	74,996	61,608	15.0%	12.9%
Net gain/(loss) on sale of assets			(4)	221
Corporate expense			(33,662)	(31,960)	1 (2.9%)	1(2.5%)
Sales/Op. inc. from continuing ops	$1,146,231	$1,253,595	$53,942	$65,266	4.7%	5.2%
INCOME STATEMENT HIGHLIGHTS
For the years ended December 31

(In Millions)	As of 12/31/09	As of 12/31/08	As of 12/31/07
Cash and Cash Equivalents	$18.0	$8.2	$73.9
Notes Payable and Long-term Debt	$63.6	$94.2	$12.9
Shareholders’ Equity	$312.9	$274.3	$394.5
Debt as % of Total Capitalization	16.9%	25.6%	3.2%
Capital Expenditures	$13.6	$16.0	$14.2
Depreciation & Amortization	$16.1	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS

Pension Plans

Forward-Looking Statements
This presentation contains forward-looking information relating to the company's business and prospects, including the Aerospace and Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in increasing the volume of profitable work at the Aerospace Wichita facility;  7) successful negotiation of the Sikorsky
Canadian MH-92  program price; 8) successful resale of the SH-2G(I) aircraft, equipment and spare parts;   9) receipt and successful
execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10) satisfactory resolution of the company’s litigation relating to the FMU-143 program; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 12) cost estimates associated with environmental remediation activities at the
Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; 13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15) the effects of price increases or decreases; 16)
the effects of pension regulations, pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; 21) future repurchases and/or issuances of common stock; and 22) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements.
Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com